Exhibit 99.4

NIC Employee Talking Points

What We Announced

•	Today we announced that NIC has entered into a definitive agreement to be acquired by Tyler Technologies for $2.3 billion in an all-cash transaction.

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Tyler provides essential back-office, mission-critical software systems and integrated technology services to local, state, and federal government agencies, including public administration, courts and public safety, health and human services, and K-12 education.

This is a Positive and Exciting Next Chapter in NIC’s History

•	This pending transaction marks an exciting next chapter in our 30-year history, and one that we believe will create significant value for our partners, stockholders and importantly, our employees.

•	By joining forces with Tyler, we will be able to further strengthen our position as a leading innovator in digital government software and services and payment processing solutions.

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There is tremendous demand at the federal, state and local level for innovative platform solutions and together, we will be better able to deploy the leading products and services our partners and communities have come to expect.

•	Importantly, we share a common focus on continuous innovation, a mutual belief that culture drives success and a shared passion for making government better, stronger, and safer.

•	Equally as important, Tyler has a history of honoring the core principles of the companies it acquires and investing in their continued growth.

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In fact, Tyler is committed to retaining our employees and leadership team. They also expect us to continue managing our operations from our various offices across the country, including maintaining our corporate office in Olathe, Kansas.

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We are confident that as part of Tyler, we will continue to be guided by our founding principles to be the best partner government has ever had, the best place employees have ever worked, and the best investment stockholders have ever made.

Next Steps – Business as Usual

•	In terms of next steps, the transaction is expected to close in the second quarter. Until then, NIC and Tyler remain separate companies and it is business as usual for all of us at NIC.

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It is important to understand that this announcement is only the first step in this process. We know that you may have questions and I hope you can understand that we will not have all the answers today.

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We will seek to keep you updated as the process unfolds and details are finalized, but in the meantime, please remember that our priorities have not changed, and that we continue to be an independent company.

•	It is critical that we continue to build on our strong momentum by remaining focused on our day-to-day priorities.

•	We understand that today’s announcement may lead to increased interest in NIC from the media and/or the financial community and it is important that we speak with one voice.

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Consistent with NIC’s media policy, please forward any calls, texts or e-mails from the media to Elizabeth Proudfit at 646-845-7356 or eproudfit@egov.com or investors to Steve Kovzan at 913-754-7007 or stevek@egov.com, who are authorized to respond on the Company’s behalf.

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In addition, unless you’ve been specifically authorized to speak with a Tyler employee as part of the integration planning process, you should not reach out to Tyler employees. This includes interacting with Tyler employees on social media.

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If a Tyler employee reaches out to you or requests to connect with you via social media, please do not accept the request. You can let them know that you have been instructed not to connect with Tyler employees until after the close of the transaction.

Closing

•	We will continue to seek to keep you informed as we move forward. If you have any questions, don’t hesitate to reach out to your manager or HR.

•	As always, thank you for your hard work and continued dedication to NIC. I hope you share our excitement for this promising next chapter.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of NIC’s proposed merger with Tyler Technologies, including the risks that (a) the proposed merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain NIC stockholder approval of the proposed merger, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the proposed merger under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on Tyler Technologies or NIC or their respective businesses, including the risks that Tyler Technologies’ or NIC’s stock price may decline significantly if the proposed merger is not completed; (3) the effects that the announcement or pendency of the merger may have on Tyler Technologies or NIC and their respective business, including the risks that as a result (a) NIC’s business, operating results or stock price may suffer, (b) NIC’s current plans and operations may be disrupted, (c) NIC’s ability to retain or recruit key employees may be adversely affected, (d) NIC’s business relationships (including, customers and suppliers) may be adversely affected, or (e) NIC’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on NIC’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against NIC and others; (6) the risk that the proposed merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of NIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that NIC has filed or files with the U.S. Securities and Exchange Commission (“SEC”).  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Tyler nor NIC assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger involving Tyler Technologies and NIC.  In connection with the proposed merger, NIC plans to file a proxy statement with the SEC.  STOCKHOLDERS OF NIC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION WITH TYLER TECHNOLOGIES THAT NIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by NIC at the SEC’s website at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on the Company’s Investor Relations website at ir.egov.com.

Participants in Solicitation

NIC and Tyler Technologies and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding NIC’s directors and executive officers is available in its proxy statement filed with the SEC on March 12, 2020.  Information regarding Tyler Technologies’ directors and executive officers is available in its proxy statement filed with the SEC on April 1, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.